TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Richard J. Carbone

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Richard J. Carbone	Dated as of June 1, 2018
Richard J. Carbone

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of June 1, 2018

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Henry Cornell

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Henry Cornell	Dated as of June 1, 2018
Henry Cornell

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of June 1, 2018

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Gilles M. Dellaert

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Gilles M. Dellaert	Dated as of June 1, 2018
Gilles M. Dellaert

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of June 1, 2018

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Oliver M. Goldstein

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Oliver M. Goldstein	Dated as of June 1, 2018
Oliver M. Goldstein

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of June 1, 2018

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Brion S. Johnson

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Brion S. Johnson	Dated as of June 1, 2018
Brion S. Johnson

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of June 1, 2018

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Emily R. Pollack

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Emily R. Pollack	Dated as of June 1, 2018
Emily R. Pollack

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of June 1, 2018

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Michael S. Rubinoff

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Michael S. Rubinoff	Dated as of June 1, 2018
Michael S. Rubinoff

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of June 1, 2018

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Peter F. Sannizzaro

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Peter F. Sannizzaro	Dated as of June 1, 2018
Peter F. Sannizzaro

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of June 1, 2018

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Manu Sareen

does hereby authorize Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Manu Sareen	Dated as of March 11, 2020
Manu Sareen

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of March 11, 2020

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

David I. Schamis

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ David I. Schamis	Dated as of June 1, 2018
David I. Schamis

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of June 1, 2018

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Robert R. Siracusa

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Robert R. Siracusa	Dated as of April 29, 2019
Robert R. Siracusa

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of April 29, 2019

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Robert W. Stein

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Robert W. Stein	Dated as of June 1, 2018
Robert W. Stein

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of June 1, 2018

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Heath L. Watkin

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Heath L. Watkin	Dated as of June 1, 2018
Heath L. Watkin

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of June 1, 2018

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805